Exhibit 99.1
INDEX TO PRO FORMA FINANCIAL STATEMENTS
Corporate Property Associates 17 — Global Incorporated:
Pro Forma Consolidated Financial Information (Unaudited), September 30, 2009

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2008 (Unaudited)	3
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2009 (Unaudited)	4
Pro Forma Consolidated Statement of Taxable Income and After-Tax Cash Flow for the twelve months ended September 30, 2009 (Unaudited)	5
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	6

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
The pro forma consolidated financial statements of Corporate Property Associates 17 — Global Incorporated (“we, us, and our”), which are unaudited, have been prepared based on our historical financial statements. The pro forma consolidated statements of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 have been prepared as if the significant investments subsequent to January 1, 2008 and related mortgage financing (noted herein) had occurred on January 1, 2008 and carried forward through their issuance dates. The balance sheet as of September 30, 2009 is not required since these investments are fully reflected in the September 30, 2009 historical balances. For information on our other real estate investments, please see the Description of the Properties section of the registration statement on Form S-11 filed with the Securities and Exchange Commission on November 23, 2009. In addition, adjustments have been recorded to reflect our asset management expense, reimbursement for administrative services and interest expense on the subordinated fees payable and to eliminate other interest income on uninvested cash. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interest as of January 1, 2008 less amounts, which have been recorded in the historical consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made. The pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of our Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009 and Current Report on Form 8-K/A filed on July 20, 2009, which updated our Annual Report on Form 10-K for the year ended December 31, 2008.
The pro forma information is not necessarily indicative of the financial condition or results of operations had the investments occurred on January 1, 2008, nor are they necessarily indicative of the financial position, cash flows or results of operations of future periods.

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2008
(Unaudited)

		Pro Forma Adjustments
						Completed
	Historical	NYT (A)	Actebis (B)	Wagon (C)	Life Time (D)	Transactions	Other (E)	Pro Forma

Revenues
Rental income	$6,629,965		$2,299,800	$587,090	$5,133,618	$8,020,508		$14,650,473
Interest income from direct financing leases	1,392,137	$26,569,418		2,570,705		29,140,123		30,532,260
Interest income from commercial mortgage-backed securities	1,657,995							1,657,995
Other real estate income	3,829							3,829

	9,683,926	26,569,418	2,299,800	3,157,795	5,133,618	37,160,631	—	46,844,557

Expenses
Depreciation and amortization	(1,827,299)		(780,821)		(927,775)	(1,708,596)		(3,535,895)
General and administrative	(2,041,164)						$(340,791)	(2,381,955)
Property expenses	(806,721)						(1,660,658)	(2,467,379)

	(4,675,184)	—	(780,821)	—	(927,775)	(1,708,596)	(2,001,449)	(8,385,229)

Other Income and Expenses
Other interest income	1,128,984						(1,128,984)	—
Loss from equity investment in real estate	(1,793,125)							(1,793,125)
Other income and (expenses)	(1,766,000)							(1,766,000)
Interest expense	(3,724,527)	(5,952,391)	(1,338,776)	(1,156,799)	(2,154,221)	(10,602,187)	(266,002)	(14,592,716)

	(6,154,668)	(5,952,391)	(1,338,776)	(1,156,799)	(2,154,221)	(10,602,187)	(1,394,986)	(18,151,841)

(Loss) income before income taxes	(1,145,926)	20,617,027	180,203	2,000,996	2,051,622	24,849,848	(3,396,435)	20,307,487
Provision for income taxes	(503,642)		(187,788)	(539,724)	—	(727,512)		(1,231,154)

Net (loss) income	(1,649,568)	20,617,027	(7,585)	1,461,272	2,051,622	24,122,336	(3,396,435)	19,076,333

Less: Net loss (income) attributable to noncontrolling interests	402,266	(9,277,662)	(10,224)	(980,839)	—	(10,268,725)	—	(9,866,459)

Net (Loss) Income Attributable to CPA®:17 — Global Shareholders	$(1,247,302)	$11,339,365	$(17,809)	$480,433	$2,051,622	$13,853,611	$(3,396,435)	$9,209,874

Weighted average shares outstanding	17,273,533							17,273,533

Net (loss) income attributable to CPA®:17 — Global shareholders per share	$(0.07)							$0.53

The accompanying notes are an integral part of these pro forma consolidated financial statements.

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended September 30, 2009
(Unaudited)

		Pro Forma Adjustments
	Historical	NYT (A)	Other (E)	Pro Forma

Revenues
Rental income	$13,185,191			$13,185,191
Interest income from direct financing leases	20,514,728	$5,065,485		25,580,213
Interest income from commercial mortgage-backed securities	2,046,373			2,046,373

	35,746,292	5,065,485	—	40,811,777

Expenses
Depreciation and amortization	(3,640,469)			(3,640,469)
Property expenses	(2,471,619)		$(261,030)	(2,732,649)
General and administrative	(2,581,203)		(101,661)	(2,682,864)

	(8,693,291)	—	(362,691)	(9,055,982)

Other Income and Expenses
Other interest income	212,422		(212,422)	—
Income from equity investment in real estate	1,122,097			1,122,097
Other income and (expenses)	(2,399,278)			(2,399,278)
Interest expense	(7,106,710)	(3,851,959)	(23,487)	(10,982,156)

	(8,171,469)	(3,851,959)	(235,909)	(12,259,337)

Income before income taxes	18,881,532	1,213,526	(598,600)	19,496,458
Provision for income taxes	(777,309)			(777,309)

Net income	18,104,223	1,213,526	(598,600)	18,719,149

Less: Net income attributable to noncontrolling interests	(8,810,564)	(553,029)		(9,363,593)

Net Income Attributable to CPA®:17 — Global Shareholders	$9,293,659	$660,497	$(598,600)	$9,355,556

Weighted average shares outstanding	48,082,751			48,082,751

Net income attributable to CPA®:17 — Global shareholders per share	$0.19			$0.19

The accompanying notes are an integral part of these pro forma consolidated financial statements.

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME AND AFTER-TAX CASH FLOW
For the twelve months ended September 30, 2009
(Unaudited)

Consolidated pro forma net income for the twelve months ended September 30, 2009	$11,658,025
Adjustment to interest income on direct financing leases and straight-line rental income for tax purposes (F)	(957,543)
Depreciation adjustment for tax purposes (G)	(700,304)

Pro forma taxable income	10,000,178
Add: Taxable depreciation (H)	3,359,378
Excess of noncontrolling interests’ share of tax earnings over distributions (I)	932,708
Company’s share of principal paid on mortgage loans (J)	(2,728,337)

Pro forma after-tax cash flow	$11,563,927

The accompanying notes are an integral part of these pro forma consolidated financial statements.

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
Note 1. Basis of Presentation
The pro forma consolidated statement of operations for the year ended December 31, 2008 was derived from the historical audited consolidated financial statements for the year ended December 31, 2008, included in our Current Report on Form 8-K/A filed on July 20, 2009. The pro forma consolidated statement of operations for the nine months ended September 30, 2009 was derived from the historical unaudited consolidated financial statements for the nine months ended September 30, 2009, included in our Quarterly Report on Form 10-Q.
Note 2. Pro Forma Adjustments
A. NYT — On March 6, 2009, an entity in which we, CPA®:16 — Global, and W. P. Carey own 55%, 27.25%, and 17.75% interests, respectively, completed a net lease financing transaction with respect to a leasehold condominium interest encompassing approximately 750,000 rentable square feet in the office headquarters of The New York Times Company (“The Times”) in New York, NY. This jointly owned entity acquired record leasehold title and a secured interest in the property and entered into a net lease agreement with NYT Real Estate Company LLC (“NYT”), a subsidiary of The Times. The total cost of the transaction, including the acquisition fee payable to Carey Asset Management Corporation (“CAM”), was approximately $233,720,223, of which our share is approximately $129,581,152. The jointly owned entity has been structured such that profits and losses, and distributions are pro rata to the ownership interests. As we have effective control, we are consolidating this entity. The interests applicable to CPA®:16 — Global and W. P. Carey are reflected as noncontrolling interest in the accompanying consolidated pro forma financial statements.
The lease has an initial term of 15 years and provides NYT with one 10-year renewal option and two additional 5-year renewal options. In the 10th year of the initial term of the lease, NYT has an option to purchase the leasehold title interest for approximately $250,000,000. Such purchase option, together with the other terms of the net lease and related transaction documents, allows the transaction to be accounted for as a direct financing lease. The initial annual rent under the lease is $24,187,500, of which our share is approximately $13,303,125. Additionally, the lease provides for annual rent increase of 1.5% for the initial term, and formula rent increases for any renewal terms. Interest income from direct financing leases is recorded such that we recognize income at a constant rate of interest on the net investment in the lease, and assumes the exercise of the purchase option by NYT in the 10th year of the lease. Interest income for the first lease year is $26,569,418, of which our share is $14,613,180. For financial reporting purposes, no depreciation is recorded on a direct financing lease.
In August 2009, the jointly owned entity obtained mortgage financing on the property of $119,750,000, of which our share is approximately $65,862,500, with an annual interest rate of LIBOR plus 4.75% that has been capped at 8.75% through the use of an interest rate cap and a term of five years. For pro forma purposes, interest expense is calculated using LIBOR at November 18, 2009 of 0.27%. Based on pro forma mortgage balance of $115,217,319 as of September 30, 2009, a 1/8% change in LIBOR would change annual interest expense by $144,022.
Included in the historical balances for the nine months ended September 30, 2009 are interest income from direct financing leases of $15,034,443, general and administrative expense of $15,638, other interest income of $329, interest expense of $527,036, net income attributable to noncontrolling interests of $6,521,391 and net income attributable to CPA®:17 — Global shareholders of $7,970,707.

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
B. Actebis — On July 4, 2008, through a venture in which we and CPA®:16 — Global own 70% and 30% interests, respectively, we acquired two office and warehouse/distribution facilities in Soest and Bad Wünnenberg, Germany totaling approximately 648,310 square feet from Arques Immobilien Wert GmbH & Co. KG and entered into a net lease agreement with Actebis Peacock GmbH (“Actebis”), a portfolio company of Arques Industries. Through the venture, we and CPA®:16 — Global also entered into an agreement with Actebis to construct an expansion at one of the facilities. The total cost of acquiring the existing facilities, including the acquisition fee payable to CAM, was approximately €36,840,220, or $58,310,700, of which our share is approximately €25,788,154, or $40,817,490. Additionally, the maximum construction cost to the venture under the agreement is approximately €7,000,000, or $11,079,600, of which our share will be a maximum of approximately €4,900,000, or $7,755,720. All U.S. dollar amounts above are based on the exchange rate of the Euro on the date of closing or $1.5828. The venture has been structured such that capital has been contributed in an amount equal to the ownership interests and profits and losses and distributions are pro rata to ownership interests. As we have effective control, we are consolidating this entity. The interest applicable to CPA®:16 — Global is reflected as noncontrolling interest in the accompanying consolidated pro forma financial statements. For pro forma purposes, revenue and expenses have been translated using the average exchange rate for the Euro for the year ended December 31, 2008 of $1.47134. Actual results are translated using the average for the periods from acquisition through December 31, 2008 and for the nine months ended September 30, 2009.
The lease has an initial term of 16 years and provides for three five-year renewal options. The initial aggregate annual rent under the lease is €2,999,999, or $4,414,019, of which our share is €2,099,999, or $3,089,813. Rental income also includes annual amortization of net above market intangibles of €32,980 or $48,525. Additionally, the lease provides for annual rent adjustments based on increases or decreases in the German Consumer Price Index (“CPI”).
The venture obtained non-recourse mortgage financing of €22,800,000, or $36,087,840, of which our share is €15,960,000, or $25,261,488, with a fixed annual interest rate of 6.54% and a term of seven years. The financing agreement provides for additional non-recourse financing of up to €4,900,000, or $7,755,720, of which our share is €3,430,000, or $5,429,004, for the purpose of constructing the expansion. The additional financing will bear a fixed rate of interest at a rate that will be based on the Euroswap rate at the date of financing and will mature in July 2015. All U.S. dollar amounts above are based on the exchange rate of the Euro on the date of closing or $1.5828.
Depreciable and amortizable tangible and intangible assets of $48,944,755, based on the exchange rate of Euro at December 31, 2008 of $1.4097, are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 16 to 40 years at an annual amount of $1,538,188, and over 40 years on a straight-line basis for tax purposes.
Included in the historical balances for the year ended December 31, 2008 are rental income of $2,065,694, depreciation and amortization of intangibles of $757,367, general and administrative expense of $11,141, property expenses of $73,165, other interest income of $15,386, loss on foreign currency transactions and derivative instrument of $78,744, net income attributable to noncontrolling interests of $10,794, interest expense of $1,075,806, provision for income taxes of $169,156 and net loss attributable to CPA®:17 — Global shareholders of $95,093. There were no pro forma adjustments for the nine months ended September 30, 2009.
C. Wagon — On August 15, 2008, a venture in which we and CPA®:15 own 66.67% and 33.33% interests, respectively, acquired two industrial properties located in Waldaschaff and Nagold, Germany totaling approximately 842,860 square feet. The venture acquired these properties from, and entered into a net lease agreement with each of, Wagon Automotive GmbH (“Waldaschaff lease”) and Wagon Automotive Nagold GmbH (“Nagold lease”) (collectively, “Wagon”), portfolio companies of WL Ross & Co. LLC, a private equity firm based in New York. Through the venture, we and CPA®:15 also entered into an agreement with Wagon to construct an expansion at one of the facilities. The total cost of acquiring the existing facilities, including the acquisition fee payable to CAM, was approximately €38,852,787, or $57,840,144, of which our share is approximately €25,903,153, or $38,562,024. Additionally, the maximum construction cost to the venture under the agreement is approximately €7,000,000, or $10,420,900, of which our share will be a maximum of approximately €4,666,900, or $6,947,614. All U.S. dollar amounts above are based on the exchange rate of the Euro on the date of closing or $1.4887. The venture has been structured such that capital has been contributed in an amount equal to the ownership interests and profits and losses and distributions are pro rata to ownership interests. As we have effective control, we are consolidating this entity. The interest applicable to CPA®:15 is reflected as noncontrolling interest in the accompanying consolidated pro forma financial statements. For pro forma purposes, revenue and expenses have been translated using the average exchange rate for the Euro for the year ended December 31, 2008 of $1.47134. Actual results are translated using the average for the periods from acquisition through December 31, 2008 and for the nine months ended September 30, 2009.

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
The facilities are leased to Wagon by the venture under two net leases. Both leases have an initial term of 15 years and provide for two five-year renewal options. The initial aggregate annual rent under the leases is €3,417,875, or $5,028,856, of which our share is €2,278,697, or $3,352,738. Additionally, the leases provide for annual rent adjustments based on increases or decreases in the German CPI. The land portion of the Waldaschaff lease has been accounted for separately as an operating lease as it represents more than 25% of the fair value of the leased assets. The building portion of the Waldaschaff lease and the entire Nagold lease have been classified as direct financing leases. Initial annual rent attributable to the land portion of the Waldaschaff lease is €612,974, or $901,893, based on the lessee’s incremental borrowing rate of 9.21%, with the remaining rent attributable to the building portion of the Waldaschaff lease and the entire Nagold lease. Interest income from direct financing leases is recorded such that we recognize income at a constant rate of interest and includes assumptions on the residual value of the property as of the end of the initial lease term. Interest income for the first lease year is €2,685,284, or $3,950,966, of which our share is €1,790,279, or $2,634,109. For financial reporting purposes, no depreciation is recorded on direct financing leases; however, for tax purposes such assets are depreciated on a straight-line basis over 40 years. Wagon terminated its Waldaschaff lease with us in the bankruptcy proceedings effective May 2009 but as of the date of this filing is paying us rent, albeit at a significantly reduced rate of €50,000 per month. Wagon also ceased making payments on its Nagold lease from May to June 2009, but subsequently resumed paying rent to us at substantially the same payment terms. In October 2009, we terminated the Nagold lease and signed a new lease with Wagon Automotive Nagold GmbH on substantially the same terms as the original Nagold lease.
The venture obtained non-recourse mortgage financing of €19,700,000, or $29,327,390, of which our share is €13,133,990, or $19,552,571, with a fixed annual interest rate of 6.24% and a term of seven years. The financing agreement provides for additional non-recourse financing of up to €3,500,000, or $5,210,450, of which our share is €2,333,450, or $3,473,807, for the purpose of constructing the expansion. The additional financing will bear a fixed rate of interest at a rate that will be determined at the date of financing and will mature in August 2015. All U.S. dollar amounts are based on the exchange rate of the Euro on the date of closing or $1.4887.
Included in the historical balances for the year ended December 31, 2008 are rental income of $314,803, interest income from direct financing leases of $1,380,261, general and administrative expense of $18,636, property expenses of $50,546, other interest income of $2,198, loss on foreign currency transactions and derivative instrument of $1,435,830, net loss attributable to noncontrolling interests of $246,461, interest expense of $682,988, provision for income taxes of $308,726 and net loss attributable to CPA®:17 — Global shareholders of $553,003. There were no pro forma adjustments for the nine months ended September 30, 2009.
D. Life Time — On September 26, 2008, we acquired two health and fitness facilities located in Columbia, Maryland and Scottsdale, Arizona totaling approximately 220,340 square feet from, and entered into a net lease agreement with, LTF Real Estate Company, Inc., a subsidiary of Life Time Fitness, Inc. (“Life Time”). The total cost of acquiring the facilities, including the acquisition fee payable to CAM, was approximately $63,365,113. The lease has an initial term of 20 years and provides for four five-year renewal options. The initial aggregate annual rent under the lease is approximately $5,658,029 with 2% annual rent increases. As a result of stated rent increases, rental income is being recognized on an annual straight-line basis of $6,873,262. Rental income also includes net annual amortization of above market intangibles of $27,872.
We obtained non-recourse mortgage financing of $39,300,000 with a fixed annual interest rate of 7.445% and a term of 15 years but may be prepaid at the end of year ten without penalty.
Depreciable and amortizable tangible and intangible assets are $48,307,663 and are being depreciated and amortized for financial reporting purposes on a straight-line basis over periods ranging from 20 years to 40 years at an annual amount of $1,237,034, and over 40 years on a straight-line basis for tax purposes.
Included in the historical balances for the year ended December 31, 2008 are rental income of $1,711,772, depreciation and amortization of intangibles of $309,258, interest expense of $761,508 and net income attributable to CPA®:17 — Global shareholders of $641,006. There were no pro forma adjustments for the nine months ended September 30, 2009.

CORPORATE PROPERTY ASSOCIATES 17 — GLOBAL INCORPORATED
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(Unaudited)
E. We pay our advisor an asset management fee ranging from 0.5% per annum of average market value for long-term net leases and certain other types of real estate investments to 1.75% per annum of average equity value for certain types of securities. Based on pro forma average invested assets of $481,790,778 as of September 30, 2009, the pro forma fees amount to $2,379,806 for the year ended December 31, 2008 and $1,992,013 for the nine months ended September 30, 2009, of which $719,148 and $1,730,983, respectively, is included in the historical results of operations, and is reflected in property expenses in the accompanying pro forma consolidated statement of operations for the respective periods. The advisor is reimbursed for the cost of personnel needed to provide administrative services to our operations. The amount of the reimbursement is allocated based on adjusted gross revenue. Our pro forma calculation of reimbursement for administrative services is $358,754 for the year ended December 31, 2008 and $338,197 for the nine months ended September 30, 2009, of which $17,963 and $236,536, respectively, is included in the historical results of operations, and is reflected in general and administrative expenses for the respective periods. Our pro forma calculation of deferred acquisition fees payable to the advisor amount to $6,788,490 and $6,769,777 as of December 31, 2008 and September 30, 2009, respectively, and bear interest at an annual rate of 5%, or $339,425 for the year ended December 31, 2008 and $228,587 for the nine months ended September 30, 2009, of which $73,423 and $205,100, respectively, is included in the historical results of operations, and is reflected in interest expense for the respective periods. For pro forma purposes, other interest income from uninvested cash is eliminated based on the assumption that substantially all cash proceeds of the offering may be invested in real estate.
F. For tax purposes, rents are recognized on a contractual basis and differences between contractual rents and rents recognized on a straight-line basis and interest income recognized at a constant rate of interest are eliminated.
G. For financial reporting purposes, no depreciation is recorded on direct financing leases. Depreciation is recorded for the purpose of determining the taxable income of certain direct financing leases. The NYT lease is considered a loan for tax purposes, and as such, no deprecation is recorded on the assets. Annual taxable depreciation of $948,941 is computed on a straight-line basis over 40 years and is based on the tax basis of Wagon’s building and improvements, adjusted for the exchange rate, of $37,957,638.
For financial reporting purposes, a portion of the underlying assets of the operating leases have been classified as intangible assets and are being amortized on a straight-line basis over the initial term or renewable term of the leases, ranging from 16 years to 40 years. Such assets are classified as buildings and improvements for tax purposes and are being depreciated on a straight-line basis over 40 years. As a result, annual depreciation and amortization for financial reporting purposes is $248,637 less than depreciation computed for tax purposes.
H. For tax purposes, our basis in buildings and improvements is $134,375,137. Such assets are being depreciated on a straight-line basis over 40 years resulting in annual taxable depreciation of $3,359,378.
I. Amounts available for distribution were computed by adding back pro rata tax-basis depreciation expense to taxable income and deducting pro rata scheduled principal amortization.
J. Our share of mortgage amortization is as follows:

Actebis	$359,463
Wagon	527,126
Lifetime	390,495
NYT	1,451,253

$2,728,337